UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 6, 2005


                            HealthSouth Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

                    1-10315                         63-0860407
                    -------                         ----------
          (Commission File Number)      (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) HealthSouth Corporation today announced that Robert P. May has notified the Company of his intention to resign from the HealthSouth Board of Directors and as Chairman of the Board of Directors, effective October 1, 2005. Jon F. Hanson, a current director, has been elected to replace Mr. May as Chairman of the Board of Directors upon his resignation.

       A copy of the press release announcing the foregoing is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HealthSouth Corporation


                                    By: /s/ Gregory L. Doody
                                        -----------------------------------
                                        Name:  Gregory L. Doody
                                        Title: Executive Vice President,
                                                  General Counsel and Secretary


       Dated:  September 6, 2005

                                 EXHIBIT INDEX


      Exhibit Number                  Description
      --------------                  -----------

      99 Press release of HealthSouth Corporation dated September 6, 2005.

                                                                    Exhibit 99

News From
                      [GRAPHIC OMITTED][GRAPHIC OMITTED]


Media Contact                                                September 6, 2005
-------------
Andy Brimmer, 205-410-2777

              HealthSouth Announces Change to Board of Directors

Birmingham, Ala. - HealthSouth Corporation (OTC Pink Sheets: HLSH) today announced that Robert P. May has notified the Company of his intention to resign as a Director and as Chairman of the Board, effective October 1, 2005. Current Director Jon F. Hanson has been elected to replace Mr. May as Chairman of the Board upon his resignation.

"With the help and support of HealthSouth's thousands of dedicated employees and my fellow board members, I am proud to have been part of the team that has contributed to the current success of HealthSouth," said Mr. May. "Over the course of the last three years, I have achieved a wide variety of the business and personal goals I had established for HealthSouth and for me. Now, due to increasing professional and personal opportunities and obligations, I feel this is the right time for me to turn over my responsibilities to HealthSouth's new leadership team. I have great confidence in HealthSouth's future and wish my fellow directors and HealthSouth's employees every success as they move forward."

Mr. Hanson added, "It has been both an honor and a pleasure to have served alongside Bob, who answered our Board's call for him to step in as Interim CEO when HealthSouth was facing enormous challenges. His leadership, courage and commitment impressed all who crossed his path and he did much to help reshape the new HealthSouth. We wish him well in his future endeavors."

"On behalf of HealthSouth's employees and management team, I would like to thank Bob for his dedication to the Company," said HealthSouth President and CEO Jay Grinney. "We have benefited from his leadership and perspective, and are a better company for his involvement."

About HealthSouth
HealthSouth is one of the nation's largest providers of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, operating facilities nationwide. HealthSouth can be found on the Web at www.healthsouth.com.

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